________________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 'SS' 240.14a-11(c) or 'SS' 240.14a-12


                            ------------------------

                           AIRSHIP INTERNATIONAL LTD.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

________________________________________________________________________________

                           AIRSHIP INTERNATIONAL LTD.
                              7380 SAND LAKE ROAD
                                   SUITE 350
                             ORLANDO, FLORIDA 32819
                            ------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 6, 1998
                            ------------------------

To the Shareholders of
AIRSHIP INTERNATIONAL LTD.:

     NOTICE IS HEREBY GIVEN that a special meeting (the 'Special Meeting') of shareholders of AIRSHIP INTERNATIONAL LTD. (the 'Company') will be held at 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, on October 6, 1998, at 10:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:

           I. To ratify and approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from 'Airship International Ltd.' to 'Entertainment International Ltd.', and

          II. To transact such other business as may properly come before the Special Meeting and any and all adjournments thereof.

     The accompanying Proxy Statement forms a part of this Notice.

     The Board of Directors has fixed the close of business on August 21, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     YOU ARE EARNESTLY REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE SPECIAL MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE GREATLY APPRECIATED.

                                          By Order of the Board of Directors
                                          ALAN A. SIEGEL
                                          Secretary


September 1, 1998


YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN
AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN
ENVELOPE.

                           AIRSHIP INTERNATIONAL LTD.
                              7380 SAND LAKE ROAD
                                   SUITE 350
                             ORLANDO, FLORIDA 32819
                            ------------------------
                                PROXY STATEMENT
                                 FOR A SPECIAL
                            MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 6, 1998
                            ------------------------

                                  INTRODUCTION


     This Proxy Statement and the accompanying proxy are being furnished to the shareholders of Airship International Ltd. (the 'Company') in connection with the solicitation of proxies by the Board of Directors for use in voting at a Special Meeting of Shareholders to be held at 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, on October 6, 1998, at 10:00 a.m., and at any and all adjournments thereof (the 'Special Meeting'). This Proxy Statement, the attached Notice of Special Meeting of Shareholders, and the accompanying proxy are first being mailed or delivered to shareholders of the Company on or about September 4, 1998.


SPECIAL MEETING MATTERS

     At the Special Meeting, shareholders of the Company as of the close of business on August 21, 1998 (the 'Record Date') will consider and vote upon the ratification and adoption of an amendment to the Company's Certificate of Incorporation to change the name of the Company from 'Airship International Ltd.' to 'Entertainment International Ltd.'

GENERAL

     The enclosed proxy provides that each shareholder may specify that his or her shares be voted 'for,' 'against' or 'abstain' from voting with respect to the proposal. If the enclosed proxy is properly executed, duly returned to the Company in time for the Special Meeting and not revoked, your shares will be voted in accordance with the instructions contained thereon. Where a signed proxy is returned, but no specific instructions are indicated, your shares will be voted FOR the proposal.

     Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Special Meeting, but will not be counted as voting in respect of any matter as to which abstention is indicated. Proxies returned by brokers as 'non-votes' on behalf of shares held in street name because beneficial owners' discretion has been withheld as to the agenda for the Special Meeting will not be treated as present for purposes of determining a quorum for the Special Meeting unless they are voted by the broker. Such shares will not be counted as to the matters for which a non-vote is indicated on the broker's proxy.

     Any shareholder who executes and returns a proxy may revoke it in writing at any time before it is voted at the Special Meeting by: (i) filing with the Secretary of the Company, at the above address, written notice of such revocation bearing a later date than the proxy or a subsequent proxy relating to the same shares; or (ii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy).

     Whether or not you attend the Special Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy regardless of the number of shares you own. Shares can be voted at the Special Meeting only if the holder is represented by proxy or is present.

                      VOTING RIGHTS AND VOTING SECURITIES

VOTING AT THE SPECIAL MEETING

     The Board of Directors has fixed the close of business on August 21, 1998 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or any and all adjournments thereof. On August 21, 1998, the Company had 55,047,282 shares of Common Stock issued and outstanding. The Company is authorized to issue 110,000,000 shares of Common Stock, $.01 par value per share. Each shareholder of Common Stock will be entitled to one vote per share, either in person or by proxy, on the matter presented to the shareholders of the Company at the Special Meeting. The holders of a majority of all of the outstanding shares of Common Stock entitled to vote at the Special Meeting constitute a quorum at the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of August 21, 1998, by (i) all persons known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each of the 'named executive officers' as defined under the rules and regulations of the Securities Act of 1933, as amended (the 'Securities Act'), except as otherwise indicated in the table; and (iv) all directors and executive officers of the Company as a group (3 persons).

                                                                                            PERCENTAGE
                                                                       NUMBER OF SHARES    BENEFICIALLY
                                                                         BENEFICIALLY        OWNED OF
                                NAME                                       OWNED(4)        COMMON STOCK
--------------------------------------------------------------------   ----------------    ------------
Louis J. Pearlman(1)................................................      13,969,153(2)         25.4%
Alan A. Siegel(1)...................................................          51,130(3)        *
James J. Ryan.......................................................          97,000(5)        *
Trans Continental Airlines Inc. ....................................       4,666,862(6)          8.5%
Executive officers and directors a group (3 persons)................      14,117,283            25.6%

------------

*  Less than one percent.

(1) Mr. Pearlman and Mr. Siegel each have an address c/o Airship International Ltd., 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819.

(2) Includes 2,000,000 warrants and 500,000 options which are exercisable for an aggregate of 2,500,000 shares of Common Stock. Also includes 4,666,862 shares of Common Stock held by Trans Continental Airlines Inc. ('Trans Con'); Mr. Pearlman holds approximately 21% of the issued and outstanding stock of Trans Con, and also serves as its Chairman of the Board and President; Mr. Pearlman may be deemed to beneficially own the shares held by Trans Con. Mr. Pearlman disclaims beneficial ownership in the shares held by Trans Con.

(3) Includes 50,000 options granted under the Company's Incentive Stock Option Plan.

(4) Includes all shares held by each of the individuals including options, warrants or rights held by such individuals which are exercisable within 60 days from the Record Date.

(5) Includes 67,000 options which are exercisable for 67,000 shares of Common Stock.

(6) One million shares of Common Stock were granted to Trans Con in July 1998 in return for its extension of a $150,000 line of credit to the Company. The balance of the shares of Common Stock were granted to Trans Con in 1995 in consideration of its guaranty of the Company's obligations with respect to loans from (i) Allstate Financial Corporation in the original principal amount of $1,500,000 (the 'Allstate Loan'), (ii) Phoenixcor, Inc. in the original principal amount of $2,060,000 (the 'Phoenixcor Loan'), and (iii) Senstar Capital Corporation (the 'Senstar Loan') in the original principal amount of $3,500,000, and its guaranty of the Company's obligations under an agreement with Mastellone, an Argentinean dairy company. The Allstate Loan, Phoenixcor Loan and Senstar Loan have all been refinanced through a loan dated December 30, 1996 with Norwest Equipment Finance, Inc.

                      PROPOSAL I: AMEND PARAGRAPH 1 OF THE
                  CERTIFICATE OF INCORPORATION OF THE COMPANY

     The Board of Directors of the Company has unanimously adopted a resolution approving and recommending to the Company's shareholders for their approval, an amendment to Paragraph 1 of the Company's Certificate of Incorporation to change the Company's name from 'Airship International Ltd.' to 'Entertainment International Ltd.' The text of the proposed Amendment is set forth in Appendix A which is attached hereto.

BACKGROUND

     The Company was originally incorporated in 1982 and commenced operations shortly thereafter. Since 1995, the Company generally has had no operations and no opportunity to conduct significant operations in the industry in which it has historically conducted its business operations. On June 10, 1998, the Company held its 1998 Annual Meeting of Shareholders at which the shareholders voted, among other things, to expand the Company's purposes, increase the authorized number of shares of Common Stock, $.01 par value, from 80,000,000 to 110,000,000, and to change each share of the Company's Class A 8% Cumulative Convertible Preferred Stock, $.01 par value, into three shares of the Company's Common Stock, $.01 par value.

     As a result of the Company not conducting significant operations for the past several years in the industry in which it has historically conducted business, the Company intends to focus on new industries, and the Company believes that various sectors of the entertainment industry offer the Company its best opportunities. The Company believes the proposed name change will better reflect the scope of its potential business.

     Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting by proxy or in person, which are entitled to vote at the Special Meeting. Unless otherwise specified, the persons designated in the proxy will vote the shares covered thereby at the Special Meeting FOR the approval of the Amendment. The Board of Directors unanimously recommends that the shareholders vote FOR the proposal.

                           1999 SHAREHOLDER PROPOSALS

     The Company has set January 10, 1999 as the deadline by which shareholder proposals must be received to be eligible for inclusion in the Company's Proxy Statement in connection with the 1999 Annual Meeting of Shareholders. Any such proposals should be sent to the Company at its principal executive offices, 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, Attn: Secretary. The Board of Directors will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the Company's Proxy Statement for the 1999 Annual Meeting.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Special Meeting and does not know of any other matters that are to be presented for consideration at the Special Meeting. Should any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy on behalf of the shareholders they represent in accordance with their best judgment.

                            SOLICITATION OF PROXIES

     Proxies are being solicited by and on behalf of the Board of Directors. The Company will bear the costs of preparing and mailing the proxy materials to its shareholders in connection with the Special Meeting. The Company will solicit proxies by mail and the directors and certain officers and employees of the Company may solicit proxies personally or by telephone or telegraph. These persons will receive no additional compensation for such services but will be reimbursed for their reasonable out-of-pocket expenses. The Company also will request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable out-of-pocket expenses related thereto.

                             ADDITIONAL INFORMATION

     The Company will make available to any shareholder, without charge, and upon written request therefor, additional copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1997. Any such request should be directed to Airship International Ltd., Attention: Alan A. Siegel, at the following address: 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819.

                                          By Order of the Board of Directors
                                          ALAN A. SIEGEL
                                          Secretary


September 1, 1998

                                                               APPENDIX 1

                                     PROXY
                           AIRSHIP INTERNATIONAL LTD.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Louis J. Pearlman, James J. Ryan and Alan A. Siegel (with full power to act without the other and with power to appoint his substitute) as the undersigned's proxies to vote all of the undersigned's shares of Common Stock of AIRSHIP INTERNATIONAL LTD., a New York corporation (the 'Company'), which the undersigned would be entitled to vote at a Special Meeting of Shareholders of the Company (the 'Special Meeting') to be held at the Company's offices located at 7380 Sand Lake Road, Suite 350, Orlando, Florida 32819, on October 6, 1998 at 10:00 a.m., local time, and at any and all adjournments thereof as follows:

    I. Proposal to ratify and approve an amendment to the Company's Certificate of Incorporation, to change the name of the Company from 'Airship International Ltd.' to 'Entertainment International Ltd.'

                  [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

    II. In their discretion, such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

                   (Continued, and to be signed and dated, on the reverse side.)

(Continued from other side)

    The shares of Common Stock represented by this Proxy will be voted in accordance with the foregoing instructions. In the absence of any instructions, such shares will be voted for the proposal in Item I.

    The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on October 6, 1998 and the Proxy Statement of the Company, each dated September 1, 1998, each of which has been enclosed herewith.

    The undersigned hereby revokes any proxy to vote shares of Common Stock of the Company heretofore given by the undersigned.

                                             Dated  ............................

                                              ..................................
                                                          SIGNATURE

                                              ..................................
                                                 SIGNATURE, IF HELD JOINTLY

                                              ..................................
                                                    TITLE (IF APPLICABLE)

                                             PLEASE DATE, SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS PROXY AND
                                             PROMPTLY RETURN IN THE ENCLOSED
                                             ENVELOPE. IN THE CASE OF JOINT
                                             OWNERSHIP, EACH JOINT OWNER MUST
                                             SIGN. WHEN SIGNING AS GUARDIAN,
                                             EXECUTOR, ADMINISTRATOR, ATTORNEY,
                                             TRUSTEE, CUSTODIAN, OR IN ANY OTHER
                                             SIMILAR CAPACITY, PLEASE GIVE FULL
                                             TITLE. IF A CORPORATION, SIGN IN
                                             FULL CORPORATE NAME BY PRESIDENT OR
                                             OTHER AUTHORIZED OFFICER, GIVING
                                             TITLE, AND AFFIX CORPORATE SEAL. IF
                                             A PARTNERSHIP, SIGN IN PARTNERSHIP
                                             NAME BY AUTHORIZED PERSON.